Exhibit 99.01

DIAMOND FOODS, INC.

KEY EXECUTIVE RETENTION PLAN

NOTICE OF AWARD

You have been designated a participant and granted an award (“Award”) under the Diamond Foods, Inc. (“Company”) Key Executive Retention Plan (“Plan”) on the following terms:

1.	Name of Participant:

2.	Aggregate Award: $

Cash Portion (50%)	$

Restricted Stock Portion (50%):	$

Fair Market Value per Share:	$

Restricted Shares Awarded:	shares

Purchase Price per Restricted Share:	$

Total Purchase Price for all Restricted Shares:	$

3.	Date of Grant:

4.	Vesting Schedule:

First Bonus Date: (40% of total)

Cash portion: $

Restricted stock vesting: shares

Second Bonus Date:

Cash portion: $

Restricted stock vesting: shares

By their respective signatures below, Participant and the Company agree that the Award is governed by the terms of the Key Executive Retention Plan, which is attached hereto.

DIAMOND FOODS, INC.

By:
Name:
Title:

PARTICIPANT:

SIGNATURE:

PLEASE PRINT NAME:

DIAMOND FOODS, INC.

Key Executive Retention Plan

1.	Plan and Purpose. This Key Executive Retention Plan (“Plan”) of Diamond Foods, Inc., a Delaware corporation (“Diamond” or “Company”) is established for the purpose of providing incentives for Diamond executive officers to remain employed by Diamond.

2.	Participants. Eligible participants (each, a “Participant”) will be those Diamond executive officers who are selected by the Diamond Board of Directors (“Board”), or the Board’s Compensation Committee (“Committee”), in its discretion.

3.	Award. Each Participant is eligible to receive a retention award (“Award”) under this Plan in the aggregate amount of the Participant’s annual base salary at the time of adoption of this Plan multiplied by a percentage for each Participant determined by the Board or the Committee. The Award will be vested and paid in installments, as described below. Each installment will consist of a cash component (50% of each installment) and shares of restricted stock granted on the Participant’s commencement of participation in this Plan and having a value at the time of grant equal to such cash component (50% of each installment). Such restricted shares will be granted pursuant to a Restricted Stock Grant Agreement substantially in the form attached hereto as Exhibit A.

4.	Payout of Awards. Each Award will vest and be paid in two installments, if the Participant remains an employee of Diamond through the time of the applicable Bonus Date, as follows:

a.	40% of the amount of the Award, on the date that is six (6) months after the date of this Plan (“First Bonus Date”); and

b.	60% of the amount of the Award, on the date that is twelve (12) months after the date of this Plan (“Second Bonus Date”).

If, prior to the applicable Bonus Date set forth above, (i) Diamond terminates Participant’s employment without Cause, (ii) Participant terminates his or her employment for Good Reason prior to a Change of Control, or (iii) Participant incurs a Termination Upon Change of Control, then conditioned on Participant (a) delivering to the Company a signed settlement agreement and general release of claims in favor of the Company in substantially the form used by the Company for executive officers (“Release”), and (b) satisfying all conditions to make the Release effective, within sixty (60) days following Participant’s termination date, the unvested portion of Participant’s Award shall vest in full and cash shall be paid out on the later of such 60th day or the applicable Bonus Date.

If, prior to the applicable Bonus Date set forth above, Participant’s employment terminates other than as a result of (i) a termination by Diamond other than for Cause, (ii) a termination of employment by Participant for Good Reason prior to a Change of Control, or (iii) a Termination Upon Change of Control, then any remaining unvested portion of Participant’s Award shall not vest and shall not be paid as scheduled, and any shares of restricted stock that are part of the Award shall be forfeited.

“Cause” means any of the following:

(a) Participant’s commission of a felony or an act constituting common law fraud, which has a material adverse effect on the business or affairs of Diamond or its affiliates or stockholders;

(b) Participant’s intentional or willful misconduct or refusal to follow the lawful instructions of the Board; or

(c) Participant’s intentional breach of Diamond confidential information obligations, which has an adverse effect on Diamond or its affiliates or stockholders.

For these purposes, no act or failure to act shall be considered “intentional or willful” unless it is done, or omitted to be done, in bad faith without a reasonable belief that the action or omission is in the best interests of Diamond.

“Termination Upon Change of Control” means:

(a) any termination of the employment of Participant by Diamond without Cause during the twelve (12) months following the date of such Change of Control; or

(b) any resignation from employment by Participant for Good Reason where: (i) such Good Reason occurs during the twelve (12) months following the date of such Change of Control, and (ii) such resignation occurs within thirty (30) days following the occurrence of Good Reason.

Notwithstanding the foregoing, the term “Termination Upon Change of Control” shall not include any termination of the employment of Participant: (1) by the Company for Cause; (2) by the Company as a result of the permanent disability of Participant; (3) as a result of the death of Participant; or (4) by Participant resigning from employment without Good Reason.

“Good Reason” means the occurrence of any of the following conditions, after the date of the Award, without Participant’s written consent:

(a) a reduction of Participant’s title, position, responsibilities or duties to a level materially less than the title, position, responsibilities or duties Participant occupied on the date immediately preceding such reduction, or such other date as agreed to in writing by Participant and Diamond;

(b) a reduction in Participant’s base salary or in Participant’s target bonus opportunity;

(c) Diamond’s requiring Participant to be based at any office or location more than fifty (50) miles from the office where Participant was employed on the date immediately preceding the date of such Award; or

(d) failure by Diamond to obtain the assumption of this Plan by any successor to or assignee of substantially all of Diamond’s business and/or assets, including without limitation, and following a Change of Control;

provided (i) the Company receives, within thirty (30) days following the occurrence of any of the events set forth in clauses (a) through (d) above, written notice from Participant specifying the specific basis for Participant’s belief that he or she is entitled to terminate employment for Good Reason, (ii) the Company fails to cure the event constituting Good Reason within thirty (30) days after receipt of such written notice thereof, and (iii) the Participant terminates employment within thirty (30) days following expiration of such cure period.

“Change of Control” means:

(a) any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended) who, by the acquisition or aggregation of securities, becomes the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote on elections of directors (the “Base Capital Stock”); except that any change in the relative beneficial ownership of the Company’s securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person’s ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person’s beneficial ownership of any securities of the Company; or

(b) the consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (i) the continuing or surviving entity and (ii) any direct or indirect parent corporation of such continuing or surviving entity; or

(c) a change in the composition of the Board, as a result of which the individuals who, on the date hereof, constitute the Board (the “Incumbent Board”), cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director whose election, or nomination for election by the Company’s stockholders, was approved by a vote of a majority of the directors then comprising the Incumbent Board shall be considered as though such an individual were a member of the Incumbent Board; or

(d) the sale, transfer or other disposition of all or substantially all of the Company’s assets.

Any other provision of this paragraph notwithstanding, a transaction shall not constitute a Change of Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

5.	Compensation Recoupment. All amounts payable to any Participant under this Plan are subject to recoupment, in the sole discretion of the Compensation Committee, pursuant to Diamond’s existing compensation recoupment policy.

6.	Section 409A. To the extent (a) any payments or benefits to which Participant becomes entitled under this Plan, or under any agreement or plan referenced herein, in connection with Participant’s termination of employment with the Company constitute deferred compensation subject to Section 409A of the of the Internal Revenue Code of 1986, as amended (“Code”) and (b) Participant is deemed at the time of such termination of employment to be a “specified employee” under Section 409A of the Code, then such payments shall not be made or commence until the earliest of (i) the expiration of the six (6)-month period measured from the date of his “separation from service” (as such term is at the time defined in Treasury Regulations under Section 409A of the Code) from the Company; or (ii) the date of Participant’s death following such separation from service; provided, however, that such deferral shall only be effected to the extent required to avoid adverse tax treatment to him, including (without limitation) the additional twenty percent (20%) tax for which Participant would otherwise be liable under Section 409A(a)(1)(B) of the Code in the absence of such deferral. Upon the expiration of the applicable deferral period, any payments which would have otherwise been made during that period (whether in a single sum or in installments) in the absence of this paragraph shall be paid to Participant or Participant’s beneficiary in one lump sum (without interest). Any termination of Participant’s employment is intended to constitute a “separation from service” and will be determined consistent with the rules relating to a “separation from service” as such term is defined in Treasury Regulation Section 1.409A-1. It is intended that each installment of the payments provided hereunder constitute separate “payments” for purposes of Treasury Regulation Section 1.409A-2(b)(2)(i). It is further intended that payments hereunder satisfy, to the greatest extent possible, the exemption from the application of Section 409A of the Code (and any state law of similar effect) provided under Treasury Regulation Section 1.409A-1(b)(4) (as a “short-term deferral”). To the extent that any provision of this Plan is ambiguous as to its compliance with Section 409A of the Code, the provision will be read in such a manner so that all payments hereunder comply with Section 409A of the Code.

7.	Withholding. All payments and benefits under the Plan shall be subject to appropriate federal and state tax withholding.

8.	Administration.

a.	Committee Authority. This Plan will be administered by the Committee or by the Diamond Board of Directors acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. In particular, the Committee will have the authority to:

i.	construe and interpret this Plan and any agreement or document executed pursuant to this Plan;

ii.	prescribe, amend and rescind rules and regulations relating to this Plan or any Award, provided that the terms and conditions of any outstanding Award may not be materially modified to the detriment of the Participant without the consent of the Participant;

iii.	select persons to receive Awards;

iv.	determine the form and terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the time or times when Awards may vest (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award, based in each case on such factors as the Committee may determine;

v.	determine the fair market value of Diamond common stock in good faith and interpret the applicable provisions of this Plan and the definition of fair market value in connection with circumstances that impact the fair market value, if necessary;

vi.	determine the vesting, exercisability and payment of Awards;

vii.	correct any defect, supply any omission or reconcile any inconsistency in this Plan and any Award;

viii.	determine whether an Award has been earned;

ix.	adopt rules and/or procedures (including the adoption of any subPlan under this Plan) relating to the operation and administration of the Plan to accommodate requirements of local law and procedures outside of the United States;

x.	make all other determinations necessary or advisable for the administration of this Plan.

b.

Committee Interpretation and Discretion. Any determination made by the Committee with respect to any Award shall be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination shall be final and binding on the Company and all persons having an interest in any Award under the Plan. Any dispute regarding the interpretation of the Plan or any Award Agreement shall be submitted by the Participant or Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and the Participant. The Committee may delegate to one or more executive officers the authority to review and resolve disputes with respect to Awards held by Participants who are not Insiders, and such resolution shall be final and binding on the Company and the Participant.

9.	Amendment or Termination of Plan. The Board may at any time terminate or amend this Plan in any respect, including, without limitation, amendment of any form of Award or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval; provided further, that a Participant’s Award shall be governed by the version of this Plan then in effect at the time such Award was granted.

10.	Governing Law. This Plan and all Awards granted hereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

Exhibit A

DIAMOND FOODS, INC.

2005 EQUITY INCENTIVE PLAN

RESTRICTED SHARE AGREEMENT

THIS RESTRICTED SHARE AGREEMENT (this “Agreement”) is made by and between Diamond Foods, Inc., a Delaware corporation (the “Company”), and the person (“Purchaser”) identified on the attached Notice of Grant of Award and Award Agreement (the “Notice”) pursuant to the Company’s 2005 Equity Incentive Plan (the “Plan”). To the extent any capitalized terms used in this Agreement are not defined, they shall have the meaning ascribed to them in the Plan. The Notice is incorporated by reference into this Agreement, and all references to the Agreement include the Notice.

1. Sale of Stock. Subject to the terms and conditions of this Agreement, on the Purchase Date (as defined below) the Company will issue and sell to Purchaser, and Purchaser agrees to purchase from the Company the number of Shares shown on the Notice at a purchase price of $          per Share (the “Price”). The per Share purchase price of the Shares shall be not less than the par value of the Shares as of the date of the offer of such Shares to the Purchaser. The term “Shares” refers to the purchased Shares and all securities received in replacement of or in connection with the Shares pursuant to stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Purchaser is entitled by reason of Purchaser’s ownership of the Shares.

2. Time and Place of Exercise. The purchase and sale of the Shares under this Agreement shall occur at the principal office of the Company simultaneously with the execution of this Agreement by the parties, or on such other date as the Company and Purchaser shall agree (the “Purchase Date”). On the Purchase Date, the Company will deliver to Purchaser a certificate representing the Shares to be purchased by Purchaser (which shall be issued in Purchaser’s name) against payment of the purchase price therefor by Purchaser by (a) check made payable to the Company, (b) cancellation of indebtedness of the Company to Purchaser, or (c) a combination of the foregoing.

3. Restrictions on Resale. By signing this Agreement, Purchaser agrees not to sell any Shares acquired pursuant to the Plan and this Agreement at a time when applicable laws, regulations or Company or underwriter trading policies prohibit exercise or sale. This restriction will apply as long as Purchaser is providing Service to the Company or a Subsidiary of the Company.

3.1 Repurchase Right on Termination Other Than for Cause. For the purposes of this Agreement, a “Repurchase Event” shall mean an occurrence of one of:

(i) termination of Purchaser’s service, whether voluntary or involuntary and with or without cause;

(ii) resignation, retirement or death of Purchaser; or

(iii) any attempted transfer by Purchaser of the Shares, or any interest therein, in violation of this Agreement.

Upon the occurrence of a Repurchase Event, the Company shall have the right (but not an obligation) to purchase the Shares of Purchaser at a price equal to the Price (the “Repurchase Right”). The Repurchase Right shall lapse in accordance with the vesting schedule as set forth in the Notice. For purposes of this Agreement, “Unvested Shares” means Stock pursuant to which the Company’s Repurchase Right has not lapsed.

3.2 Exercise of Repurchase Right. Unless the Company notifies Purchaser within 90 days from the date of termination of Purchaser’s employment or consulting relationship that it does not intend to exercise its Repurchase Right with respect to some or all of the Shares, the Repurchase Right shall be deemed automatically exercised by the Company as of the 90th day following such termination, provided that the Company may notify Purchaser that it is exercising its Repurchase Right as of a date prior to such 90th day. Unless Purchaser is otherwise notified by the Company pursuant to the preceding sentence that the Company does not intend to exercise its Repurchase Right as to some or all of the Shares to which it applies at the time of termination, execution of this Agreement by Purchaser constitutes written notice to Purchaser of the Company’s intention to exercise its Repurchase Right with respect to all Shares to which such Repurchase Right applies. The Company, at its choice, may satisfy its payment obligation to Purchaser with respect to exercise of the Repurchase Right by either (A) delivering a check to Purchaser in the amount of the purchase price for the Shares being repurchased, or (B) in the event Purchaser is indebted to the Company, canceling an amount of such indebtedness equal to the purchase price for the Shares being repurchased, or (C) by a combination of (A) and (B) so that the combined payment and cancellation of indebtedness equals such purchase price. In the event of any deemed automatic exercise of the Repurchase Right by canceling an amount of such indebtedness equal to the purchase price for the Shares being repurchased, such cancellation of indebtedness shall be deemed automatically to occur as of the 90th day following termination of Purchaser’s employment or consulting relationship unless the Company otherwise satisfies its payment obligations. As a result of any repurchase of Shares pursuant to the Repurchase Right, the Company shall become the legal and beneficial owner of the Shares being repurchased and shall have all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name the number of Shares being repurchased by the Company, without further action by Purchaser.

3.3 Acceptance of Restrictions. Acceptance of the Shares shall constitute Purchaser’s agreement to such restrictions and the legending of his or her certificates with respect thereto. Notwithstanding such restrictions, however, so long as Purchaser is the holder of the Shares, or any portion thereof, he or she shall be entitled to receive all dividends declared on and to vote the Shares and to all other rights of a stockholder with respect thereto.

3.4 Non-Transferability of Unvested Shares. In addition to any other limitation on transfer created by applicable securities laws or any other agreement between the Company and Purchaser, Purchaser may not transfer any Unvested Shares, or any interest therein, unless consented to in writing by the Company. Any purported transfer is void and of no effect, and no purported transferee thereof will be recognized as a holder of the Unvested Shares for any purpose whatsoever. Should such a transfer purport to occur, the Company may refuse to carry out the transfer on its books, set aside the transfer, or exercise any other legal or equitable remedy. In the event the Company consents to a transfer of Unvested Shares, all transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement, including, insofar as applicable, the Repurchase Right. In the event of any purchase by the Company hereunder where the Shares or interest are held by a transferee, the transferee shall be obligated, if requested by the Company, to transfer the Shares or interest to the Purchaser for consideration equal to the amount to be paid by the Company hereunder. In the event the Repurchase Right is deemed exercised by the Company, the Company may deem any transferee to have transferred the Shares or interest to Purchaser prior to their purchase by the Company, and payment of the purchase price by the Company to such transferee shall be deemed to satisfy Purchaser’s obligation to pay such transferee for such Shares or interest, and also to satisfy the Company’s obligation to pay Purchaser for such Shares or interest.

3.5 Assignment. The Repurchase Right may be assigned by the Company in whole or in part to any persons or organization.

4. Restrictive Legends and Stop Transfer Orders.

4.1 Legends. The certificate or certificates representing the Shares shall bear the following legend (as well as any legends required by applicable state and federal corporate and securities laws):

THE SHARE REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS Of AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

4.2 Stop-Transfer Notices. Purchaser agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

4.3 Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as the owner or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

5. No Rights as Employee, Director or Consultant. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent or Subsidiary of the Company, to terminate Purchaser’s employment, for any reason, with or without cause.

6. Market Standoff Agreement. Upon request of the Company or the underwriters managing any underwritten public offering of the Company’s securities, Purchaser agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Shares (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute such agreement reflecting the foregoing as may be requested by the underwriters at the time of the underwritten public offering.

7. Miscellaneous.

7.1 Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

7.2 The Plan and Other Agreements; Enforcement of Rights. The text of the Plan and the Notice of Restricted Stock Grant to which this Agreement is attached are incorporated into this Agreement by reference. This Agreement, the Plan and the Notice of Restricted Stock Grant to which this Agreement is attached constitute the entire agreement and understanding of the parties relating to the subject matter herein and supersede all prior discussions between them. Any prior agreements, commitments or negotiations concerning the purchase of the Restricted Shares hereunder are superseded. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing and signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

7.3 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i)such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms.

7.4 Construction. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

7.5 Notices. Any notice to be given under the terms of the Plan shall be addressed to the Company in care or its principal office, and any notice to be given to the Purchaser shall be addressed to such Purchaser at the address maintained by the Company for such person or at such other address as the Purchaser may specify in writing to the Company.

7.6 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall he deemed an original and all of which together shall constitute one instrument.

7.7 Successors and Assigns. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by, the Company’s successors and assigns. The rights and obligations of Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

8. Section 83(b) Election. Purchaser hereby acknowledges that he or she has been informed that, with respect to the purchase of the Shares, an election may be filed by the Purchaser with the Internal Revenue Service, within 30 days of the purchase of the Shares, electing pursuant to Section 83(b) of the Code to be taxed currently on any difference between the purchase price of the Shares and their Fair Market Value on the date of purchase (the “Election”). Making the Election will result in recognition of taxable income to the Purchaser on the date of purchase, measured by the excess, if any, of the Fair Market Value of the Shares over the purchase price for the Shares. Absent such an Election, taxable income will be measured and recognized by Purchaser at the time or times on which the Company’s Repurchase Right lapses. Purchaser is strongly encouraged to seek the advice of his or her own tax consultants in connection with the purchase of the Shares and the advisability of filing of the Election. PURCHASER ACKNOWLEDGES THAT IT IS PURCHASER’S SOLE RESPONSIBILITY AND NOT THE COMPANY’S TO TIMELY FILE THE ELECTION UNDER SECTION 83(b) OF THE CODE, EVEN IF PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO MAKE THIS FILING ON PURCHASER’S BEHALF.

[Remainder of page intentionally left blank, Signature Page follows.]

The parties have executed this Agreement as of the date first set forth above.

DIAMOND FOODS, INC.

By:
Its:

RECIPIENT:

(Signature)

(Please Print Name)

RECEIPT

Diamond Foods, Inc. hereby acknowledges receipt of (check as applicable):

☐	A check in the amount of $

☐	The cancellation of indebtedness in the amount of $

given by                              as consideration for Certificate No. -                              for                  shares of Common Stock of Diamond Foods, Inc.

Dated:

DIAMOND FOODS, INC.

By:
Its:

RECEIPT AND CONSENT

The undersigned hereby acknowledges receipt of a photocopy of Certificate No. -                     for                                          shares of Common Stock of Diamond Foods, Inc. (the “Company”)

The undersigned further acknowledges that the Secretary of the Company, or his or her designee, is acting as escrow holder pursuant to the Restricted Shares Agreement that Purchaser has previously entered into with the Company. As escrow holder, the Secretary of the Company, or his or her designee, holds the original of the aforementioned certificate issued in the undersigned’s name.

Dated:

Signature

Please Print Name

CONSENT OF SPOUSE

I,                                         , spouse of                                         , have read and hereby approve the attached Agreement. In consideration of the Company’s granting my spouse the right to purchase the Shares set forth in the Agreement, I hereby agree to be irrevocably bound by the Agreement and further agree that any community property or other such interest shall be similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.

Spouse of

(Signature)

(Please Print Name)